UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive, Suite 100 Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	GTLS	New York Stock Exchange
Depositary Shares, each Representing a 1/20th Interest in a Share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 2, 2024, Chart Industries, Inc. (the “Company”) entered into an amendment (“Amendment No. 7”), by and among the Company, the other loan parties party thereto, the issuing banks party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto, which amends its fifth amended and restated credit agreement, dated as of October 18, 2021 (as amended by Amendment No. 1, dated as of November 21, 2022, Amendment No. 2, dated as of March 16, 2023, Amendment No. 3, dated as of March 17, 2023, Amendment No. 4, dated as of June 30, 2023, Amendment No. 5, dated as of October 2, 2023, and Amendment No. 6, dated as of April 8, 2024, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Among other things, as more fully set forth therein, Amendment No. 7 (i) reduces the interest rate margins applicable to the term loan facility by 75 basis points from 2.25% to 1.50%, in the case of base rate loans, and from 3.25% to 2.50%, in the case of Secured Overnight Financing Rate (SOFR) loans and (ii) eliminates the 0.10% SOFR credit spread adjustment with respect to the term loans. Amendment No. 7 is a “Refinancing Amendment” permitted under the terms of the Credit Agreement. Except as amended by Amendment No. 7, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing description of Amendment No. 7 does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Some of the financial institutions party to Amendment No. 7 and their respective affiliates have performed, and/or may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for the Company and its subsidiaries, for which they have received, and/or will receive, customary fees and commissions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment No. 7, dated as of July 2, 2024, which amends that certain Fifth Amended and Restated Credit Agreement, dated as of October 18, 2021 (as amended by Amendment No. 1, dated as of November 21, 2022, Amendment No. 2, dated as of March 16, 2023, Amendment No. 3, dated as of March 17, 2023, Amendment No. 4, dated as of June 30, 2023, Amendment No. 5, dated as of October 2, 2023, and Amendment No. 6, dated as of April 8, 2024, and as otherwise amended, restated, supplemented or otherwise modified prior to the date hereof).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: July 3, 2024

	By:	/s/ Jillian C. Evanko
	Name:	Jillian C. Evanko
	Title:	President and Chief Executive Officer